UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 2, 2016

Aetna Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16095	23-2229683
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

151 Farmington Avenue, Hartford, CT	06156
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(860) 273-0123

Former name or former address, if changed since last report:	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

Aetna Inc. (the “Company”) is filing this Current Report on Form 8-K to provide certain financial information with respect to Humana Inc. (“Humana”) and the Company’s proposed acquisition of Humana. As previously disclosed in its Current Report on Form 8-K filed on July 6, 2015, the Company and certain of its subsidiaries entered into an Agreement and Plan of Merger dated as of July 2, 2015 (the “Merger Agreement”) with Humana. Under the Merger Agreement, the Company will acquire Humana and its subsidiaries.
Included in this Current Report on Form 8-K as Exhibit 99.1 are the audited consolidated financial statements of Humana for the periods described in Item 9.01(a) below, the notes related thereto and the related Report of Independent Registered Public Accounting Firm. Included in this Current Report on Form 8-K as Exhibit 99.2 are the unaudited condensed consolidated financial statements of Humana for the periods described in Item 9.01(a) below and the notes related thereto.
Also included in this Current Report on Form 8-K as Exhibit 99.3 is the pro forma financial information described in Item 9.01(b) below.
Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements.

The historical audited consolidated financial statements and financial statement schedules of Humana Inc. at December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, and management's report on internal control over financial reporting as of December 31, 2015 are filed herewith as Exhibit 99.1 and incorporated herein by reference.

The historical unaudited condensed consolidated financial statements of Humana Inc. at March 31, 2016 and December 31, 2015 and for the three months ended March 31, 2016 and 2015 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information.

Unaudited pro forma condensed combined financial statements of Aetna Inc., giving effect to the acquisition of Humana Inc., as of and for the three months ended March 31, 2016 and for the year ended December 31, 2015, are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits.

The following exhibits are filed as part of this current report:

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm to Humana Inc.

99.1
The historical audited consolidated financial statements and financial statement schedules of Humana Inc. at December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, and management's report on internal control over financial reporting as of December 31, 2015.

99.2	The historical unaudited condensed consolidated financial statements of Humana Inc. at March 31, 2016 and December 31, 2015 and for the three months ended March 31, 2016 and 2015.

99.3
Unaudited pro forma condensed combined financial statements of Aetna Inc., giving effect to the acquisition of Humana Inc., as of and for the three months ended March 31, 2016 and for the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aetna Inc.

Date: June 2, 2016	By:	/s/ Sharon A. Virag
Name: Sharon A. Virag
Title: Vice President, Controller and Chief Accounting Officer

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm to Humana Inc.

99.1
The historical audited consolidated financial statements and financial statement schedules of Humana Inc. at December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015, and management's report on internal control over financial reporting as of December 31, 2015.

99.2	The historical unaudited condensed consolidated financial statements of Humana Inc. at March 31, 2016 and December 31, 2015 and for the three months ended March 31, 2016 and 2015.

99.3
Unaudited pro forma condensed combined financial statements of Aetna Inc., giving effect to the acquisition of Humana Inc., as of and for the three months ended March 31, 2016 and for the year ended December 31, 2015.